Supplement dated May 27, 2009
to the

Buffalo Funds®
Prospectus dated July 30, 2008

Buffalo Small Cap Fund

Effective immediately, the Buffalo Small Cap Fund (the “Fund”) will be closed to new purchases through the Charles Schwab, National Financial Services, TDAmeritrade and Pershing platforms.  The Fund will remain open to existing shareholders on these platforms and for new account purchases through Registered Investment Advisors who already have clients that are shareholders of the Fund, including Registered Investment Advisors who utilize the platforms identified in the immediately preceding sentence.  The Fund is also closed to new direct individual investors.

There is no change to the Fund’s current policy which permits additional investments by all existing Fund shareholders and investments made through Employer Sponsored Retirement Plans.  However, an existing Fund shareholder may not open a new Individual Retirement Account.

Your financial institution may be responsible for providing information to the Fund at the time of purchase in order to verify your eligibility to purchase shares of the Fund.  The Fund will not accept exchanges from other Buffalo Funds into the Fund unless it is into an existing account with the Fund.  Kornitzer Capital Management, Inc., the Fund’s investment advisor (the “Advisor”) believes that closing the Fund as described above is the best way to ensure the Fund can be effectively managed to its objective of long-term growth of capital through the purchase of companies with market capitalizations of $2 billion or less at time of purchase.

The decision and timing for any future opening or closing of the Fund will be at the discretion of the Advisor.  In determining whether to keep the Fund closed as described above, the Advisor will consider factors such as market volatility, net fund flows, market liquidity and company valuations.

For additional details regarding restrictions on new purchases of Fund shares, please call 1-800-49-BUFFALO.

Please retain this supplement with your Prospectus.

The date of this Prospectus supplement is May 27, 2009.